                                                                    EXHIBIT 24.1


                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bart C. Shuldman and Richard L. Cote jointly and severally, his attorneys-in-fact, each with the power of substitution for him in any and all capacities, to sign the this Registration Statement filed by TransAct Technologies Incorporated on Form S-8 with respect to the TransAct Technologies Incorporated 1996 Stock Plan, and any and all amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                          ----------------------------

            SIGNATURE                                   TITLE                           DATE


    /s/  Bart C. Shuldman                   President, Chief Executive Officer      August 25, 1998
 --------------------------------------                 and Director
        Bart C. Shuldman                       (Principal Executive Officer)


    /s/  Richard L. Cote                     Executive Vice President, Chief        August 25, 1998
 --------------------------------------       Financial Officer, Secretary,
        Richard L. Cote                           Treasurer and Director
                                              (Principal Financial Officer)


  /s/  Steven A. DeMartino                         Corporate Controller             August 25, 1998
 --------------------------------------       (Principal Accounting Officer)
      Steven A. DeMartino


   /s/  Thomas R. Schwarz                   Chairman of the Board and Director      August 25, 1998
 --------------------------------------
       Thomas R. Schwarz


    /s/  Graham Y. Tanaka                                Director                   August 25, 1998
 --------------------------------------
        Graham Y. Tanaka


    /s/  Charles A. Dill                                 Director                   August 20, 1998
 --------------------------------------
        Charles A. Dill